UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 28, 2018

SENTINEL ENERGY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38271	98-1370747
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Louisiana Street, Suite 2700
Houston, Texas 77002
(Address of principal executive offices, including zip code)

(281) 407-0686

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2) of this chapter.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

Effective December 28, 2018, Sentinel Energy Services Inc. changed its jurisdiction of incorporation from the Cayman Islands (the “Sentinel Cayman”) to the State of Delaware (the “Domestication”). We refer to Sentinel Energy Services Inc. following the Domestication as “Sentinel Delaware.” Sentinel Cayman discontinued its existence as a Cayman Islands exempted company as provided under the Cayman Islands Companies Law (2018 Revision) and, pursuant to Section 388 of the General Corporation Law of the State of Delaware (the “DGCL”), continued its existence under the DGCL as a corporation incorporated in the State of Delaware.

In connection with the Domestication, each outstanding Class A ordinary share and Class B ordinary share of Sentinel Cayman has become, by operation of law, one share of Class A common stock and one share of Class B common stock of Sentinel Delaware, respectively, as described in Item 8.01 below.

Sentinel Delaware’s units, Class A common stock and warrants continue to be listed for trading on The Nasdaq Capital Market under the symbols “STNLU,” “STNL” and “STNLW,” respectively. Upon effectiveness of the Domestication, Sentinel Delaware’s CUSIP numbers relating to its units, Class A common stock and warrants changed to 81728P 204, 81728P 105 and 81728P 113, respectively.

The rights of holders of Sentinel Delaware’s common stock are now governed by its Delaware certificate of incorporation (the “Charter”), its Delaware bylaws (the “Bylaws”) and the DGCL, which contain provisions that differ in certain respects from shareholders’ rights under the laws of the Cayman Islands and Sentinel Cayman’s Memorandum and Articles of Association, which were in effect prior to the Domestication. The general effect of the changes to the rights of Sentinel Delaware’s stockholders are described under the sections entitled “Description of Securities,” “U.S. Federal Income Tax Considerations” and “Comparison of Corporate Governance and Shareholder Rights” in Sentinel Cayman’s final proxy statement/prospectus dated December 11, 2018 relating to the Domestication, which was filed with the Securities and Exchange Commission pursuant to Rule 424(b)(3) on December 11, 2018 (the “Final Proxy Statement/Prospectus”) and formed part of Sentinel Delaware’s registration statement on Form S-4, which was filed with the Securities and Exchange Commission on November 14, 2018 and was amended on November 29, 2018 (Registration No. 333-228366).

The sections of the Final Proxy Statement/Prospectus listed above are hereby incorporated by reference into this Current Report on Form 8-K. Furthermore, copies of the Charter and Bylaws are included as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are hereby incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure set forth in Item 3.03 above is hereby incorporated into this Item 5.03 by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 28, 2018, Sentinel Cayman held an extraordinary general meeting (the “Extraordinary General Meeting.” At the Extraordinary General Meeting, a total of 32,541,499 (75.46%) of Sentinel Cayman’s issued and outstanding ordinary shares held of record as of December 5, 2018, the record date for the Extraordinary General Meeting, were present either in person or by proxy, which constituted a quorum. Sentinel Cayman’s shareholders voted on the following proposals at the Extraordinary General Meeting, each of which, except for Organizational Documents Proposal B, was approved. The final vote tabulation for each proposal is set forth below.

1.	Domestication Proposal: To consider and vote upon a proposal to approve by special resolution, the change of Sentinel’s jurisdiction of incorporation from the Cayman Islands to the State of Delaware by deregistering as an exempted company in the Cayman Islands and continuing and domesticating as a corporation incorporated under the laws of the State of Delaware.

For	Against	Abstain
108,074,825	526,674	1,565,000

2.	Organizational Documents Proposal A: To approve the provision in the Proposed Charter authorizing that only the board of directors, chairperson of the board of directors, or the chief executive officer may call a meeting of stockholders.

For	Against	Abstain
19,821,188	9,556,314	3,163,997

3.	Organizational Documents Proposal B: To approve the provision in the Proposed Charter providing that the directors of Sentinel Delaware may only be removed for cause.

For	Against	Abstain
19,071,188	9,556,314	3,913,997

4.	Organizational Documents Proposal C: To approve the provision in the Proposed Charter removing the ability of shareholders to act by written consent in lieu of a meeting.

For	Against	Abstain
23,904,375	5,473,127	3,163,997

5.	Organizational Documents Proposal D: To approve all other changes in connection with the replacement of the current amended and restated memorandum and articles of association of Sentinel with the Proposed Organizational Documents of Sentinel Delaware as part of the domestication, including, among other things, (i) adopting Delaware as the exclusive forum for certain stockholder litigation and (ii) granting a waiver regarding corporate opportunities to Sentinel Delaware’s directors and officers.

For	Against	Abstain
23,848,211	7,128,288	1,565,000

6.	Public Accountant Proposal: To consider and vote upon a proposal to approve by ordinary resolution to ratify the appointment of WithumSmith+Brown, PC as Sentinel Delaware’s independent registered public accounting firm for Sentinel Delaware’s fiscal year ending December 31, 2018.

For	Against	Abstain
30,865,424	111,075	1,565,000

7.	Adjournment Proposal: To consider and vote upon a proposal to approve by ordinary resolution the adjournment of the general meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the general meeting, any of the preceding proposals would not be duly approved and adopted by our shareholders.

For	Against	Abstain
22,471,985	8,504,514	1,565,000

Although this proposal would have received sufficient votes to be approved, no motion to adjourn was made because the adjournment of the Extraordinary General Meeting was determined not to be necessary or appropriate.

Item 8.01 Other Events.

In accordance with Rule 12g-3(a) under the Securities Exchange Act of 1934 (the “Exchange Act”), the shares of common stock of Sentinel Delaware, as the successor to Sentinel Cayman, are deemed to be registered under Section 12(b) of the Exchange Act.

In the Domestication, each of Sentinel Cayman’s outstanding Class A ordinary shares and Class B ordinary shares became, by operation of law, one share of Sentinel Delaware’s Class A common stock and Class B common stock, respectively. Consequently, each holder of a Sentinel Cayman unit, Class A ordinary share, Class B ordinary share or warrant immediately prior to the Domestication now holds a unit, share of Class A common stock, share of Class B common stock or warrant representing the same proportional equity interest in Sentinel Delaware as that shareholder held in Sentinel Cayman and representing the same class of security.

It is not necessary for stockholders to exchange their existing Sentinel Cayman share certificates for new stock certificates of Sentinel Delaware. Until surrendered and exchanged, each certificate evidencing Sentinel Cayman ordinary shares will be deemed for all purposes of Sentinel Delaware to evidence the identical number of shares of Sentinel Delaware’s common stock. Holders of uncertificated shares of Sentinel Cayman immediately prior to the Domestication continued as holders of uncertificated common stock of Sentinel Delaware upon effectiveness of the Domestication.

The business, assets and liabilities of Sentinel Delaware and its subsidiaries on a consolidated basis, as well as its principal locations and fiscal year, were the same immediately after the Domestication as they were immediately prior to the Domestication. In addition, the directors and executive officers of Sentinel Delaware immediately after the Domestication were the same individuals who were directors and executive officers, respectively, of Sentinel Cayman immediately prior to the Domestication.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

No.	Description
3.1	Certificate of Incorporation of Sentinel Energy Services Inc.

3.2	Bylaws of Sentinel Energy Services Inc.

4.1	Form of Specimen Unit Certificate of Sentinel Delaware.

4.2	Form of Specimen Class A Common Stock Certificate of Sentinel Delaware (incorporated by reference to Exhibit 4.5 filed with Amendment No. 1 to Sentinel Cayman’s registration statement on Form S-4 filed on November 29, 2018).

4.3	Form of Specimen Warrant Certificate of Sentinel Delaware.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENTINEL ENERGY SERVICES INC.

Date: December 28, 2018	By:	/s/ Krishna Shivram
	Name:	Krishna Shivram
	Title:	Chief Executive Officer

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